Exhibit 10(hh)

FOURTH AMENDMENT
TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN
AGREEMENT

        This FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT (“Fourth Amendment”) is made and entered into as of November 8, 2004 between CLARION TECHNOLOGIES, INC., a Delaware corporation (the “Company”), its subsidiaries party hereto (the Company and its subsidiaries are referred to individually as a “Loan Party” and collectively as the “Loan Parties”), jointly and severally, as borrowers and WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P., a Delaware limited partnership (“WBMCF”), the Emilie D. Wierda Living Trust dated 3/1/94, William Beckman, Thomas Wallace, the Craig Wierda Grantor Retained Annuity Trust, dated January 31, 1994, and the Emilie Wierda Grantor Retained Annuity Trust, dated January 31, 1994, (together with WBMCF, each a “Lender” and collectively, as the “Lenders”).

R E C I T A L S

        A.     Pursuant to that certain Amended and Restated Senior Subordinated Loan Agreement dated as of December 27, 2002, as amended by that certain Waiver, Consent and First Amendment to Amended and Restated Senior Subordinated Loan Agreement dated April 14, 2003, that certain Second Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of April 23, 2004 and that certain Consent and Third Amendment to Amended and Restated Senior Subordinated Loan Agreement dated as of August 2, 2004 (and as further amended, restated or otherwise modified, the “Loan Agreement”) between the Loan Parties and the Lenders, the Lenders and Loan Parties agreed to amend and restate the terms of an existing senior subordinated loan agreement.

        B.     The Loan Parties, Bank One, NA, as Agent and the Senior Lenders are entering into a seventh amendment to amended and restated credit agreement dated as of the date hereof (the “Senior Seventh Amendment”), pursuant to which Senior Lenders, among other things, are agreeing to amend the terms of a senior loan agreement.

        C.     The Loan Parties have requested, and the Lenders have further agreed, to amend selected provisions of the Loan Agreement upon the terms and conditions as hereinafter set forth.

        D.     Based upon the foregoing recitals, and without waiving any rights or remedies other than those expressly waived herein, Lenders are willing to amend the terms of the Loan Agreement under the terms and conditions expressly set forth herein.

A G R E E M E N T S

        NOW, THEREFORE, in consideration of the agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

        1.        Incorporation of Recitals. The foregoing recitals are incorporated herein by reference and made a part of this Fourth Amendment.

        2.        Definitions. All capitalized terms used herein without definition shall have the meanings given to them in the Loan Agreement, as amended by this Fourth Amendment.

        3.        Amendment of the Loan Agreement. Subject to the Loan Parties’ performance of their obligations to Lenders hereunder on the date hereof, the parties hereto agree to amend the terms of the Loan Agreement as follows:

(a) The following definitions shall be added to Section 1.1 of the Loan Agreement in the proper alphabetical order:

“Fourth Amendment” shall mean that certain Fourth Amendment to Amended and Restated Senior Subordinated Loan Documents dated as of November 8, 2004 between the Loan Parties and the Lenders as the same may be amended, supplemented, restated or otherwise modified from time to time.

“Fourth Amendment Closing Date shall be deemed to mean the date of the Fourth Amendment if and when the conditions for effectiveness of the Fourth Amendment are satisfied as provided therein.

(b) Section 6.17 of the Loan Agreement shall be amended by deleting clauses (b), (c) and (d) thereof and replacing them with the following new clauses (b), (c) and (d):

        “(b)       Minimum EBITDA. The Loan Parties shall not permit EBITDA to be less than (i) $1,170,000 for the Company’s fiscal quarter ending on or about December 31, 2004 or (ii) $1,980,000 for the fiscal quarter ending on or about March 31, 2005 or any fiscal quarter thereafter; such amount to be determined in each case in accordance with GAAP for the period of such fiscal quarter then ending.

        (c)              Senior Debt to EBITDA Ratio. The Loan Parties shall not permit the Senior Debt to EBITDA Ratio to be greater than 2.365 to 1.00 as of the end of the Company’s fiscal quarter ending on or about December 31, 2004 or the end of any fiscal quarter thereafter; such ratio to be determined in each case in accordance with GAAP using the ratio of Senior Debt as of the end of each such fiscal quarter to EBITDA for the period of four consecutive fiscal quarters of the Company then ending.

        (d)              Total Debt to EBITDA Ratio. The Loan Parties shall not permit the Total Debt to EBITDA Ratio to be greater than 4.675 to 1.00 as of the end of the Company’s fiscal quarter ending on or about September 30, 2004 or the end of any fiscal quarter thereafter; such ratio to be determined in each case in accordance with GAAP using the ratio of Total Debt as of the end of each such fiscal quarter to EBITDA for the period of four consecutive fiscal quarters of the Company then ending.”

        4.        Fourth Amendment Conditions. The Fourth Amendment and the obligations of Lenders contemplated hereby shall be governed by and subject to the following terms and conditions:

(a) receipt of this Fourth Amendment to Amended and Restated Senior Subordinated Loan Documents, duly executed by the Loan Parties and Lenders;

        (b)        receipt of copies of all documents evidencing corporate action taken by each Loan Party with respect to the consummation of the transactions contemplated by this Fourth Amendment, including but not limited to, resolutions of the Board of Directors of each Loan Party authorizing the execution, delivery and performance by such Loan Party of this Fourth Amendment;

        (c)        receipt of a certificate of each Loan Party, signed by its chief executive officer or president, to the effect that: (i) all of the representations and warranties of such party contained in this Fourth Amendment are true and correct as of the date hereof; (ii) such party has complied with and performed all of the terms, covenants and agreements contained in the Senior Subordinated Loan Documents which are to be complied with or performed by such party on or before the date hereof; and (iii) no Event of Default or Potential Event of Default has occurred and is continuing;

        (d)        receipt of the Senior Seventh Amendment, certified by the Loan Parties’ secretary or president to be true and correct and in full force and effect and any and all other documents, agreements, certificates and instruments executed or delivered in connection therewith, each in form and substance satisfactory to Lenders in their sole discretion; and

        (e)        receipt of the execution and delivery or obtainment of such other instruments, documents, agreements, certificates, instruments, consents, waivers, opinions and information as Lenders may reasonably request.

The Company shall provide the documents specified in (a) – (e) in a form reasonably acceptable to Lenders.

        5.        Representations and Warranties of the Loan Parties. As a further inducement for the Lenders to consent to the transactions contemplated by this Agreement, the Loan Parties hereby represent and warrant to Lenders that:

(a) The Loan Parties have the requisite power and authority to execute, deliver and carry out this Fourth Amendment and the transactions contemplated hereby.

        (b)        The execution and delivery of this Fourth Amendment, the Senior Seventh Amendment and the consummation by the Loan Parties of the transactions contemplated hereby or thereby has been duly authorized by all necessary action and other consents, approvals and the like required on the part of the Loan Parties.

        (c)        Neither the execution and delivery by the Loan Parties of this Fourth Amendment or the Senior Seventh Amendment nor the consummation of the transactions contemplated hereby or thereby, nor compliance by the Loan Parties with the terms, conditions and provisions hereof or thereof, shall (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon its capital stock or assets pursuant to, (iv) give any third party the right to accelerate any obligation under, (v) result in a violation of or (vi) require any authorization, consent, approval, exemption or other action by or notice to any court or administrative or governmental body pursuant to the Certificate or Articles of Incorporation or by-laws of the Loan Parties or any law, statute, rule or regulation to which the Loan Parties are subject, or any agreement, instrument, order, judgment or decree to which the Loan Parties are subject.

        (d)        This Fourth Amendment and the Senior Seventh Amendment have been duly and validly executed and delivered by the Loan Parties and constitute legal, valid and binding obligations, and all such obligations of the Loan Parties are enforceable in accordance with their respective terms.

(e) No event has occurred and is continuing and no condition exists which would constitute an Event of Default or Potential Event of Default.

        (f)        All representations and warranties of the Loan Parties in the Loan Agreement remain true and correct as of the date hereof (except for non material changes to certain schedules previously delivered as of the Second Amendment Effective Date) as though originally made on and as of the date hereof and will be true and correct after giving effect to the amendments set forth in Section 3 hereof.

        (g)        Each Loan Party represents that: (a) it has no intention to file or acquiesce in the filing of any bankruptcy or insolvency proceeding hereafter, absent Lender’s approval of such proceeding; and (b) the period commencing on the Fourth Amendment Closing Date and ending on the Senior Termination Date is sufficient for such Loan Party to accomplish the commitments it has undertaken in this Fourth Amendment.

        6.        Release and Indemnity.

        (a)        Each Loan Party does hereby release and forever discharge each Lender (in such Person’s capacity as a Lender and not in such Person’s capacity as officer, director or Affiliate of a Loan Party) and each Affiliate thereof and each of their respective employees, officers, directors, partners, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Fourth Amendment is signed by any of such parties (i) arising directly or indirectly out of this Fourth Amendment, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between each Loan Party and any Lender or any of its respective directors, partners, officers, agents, employees, attorneys or other representatives.

        (b)        Each Loan Party shall and hereby does indemnify each Lender and each Affiliate thereof and their respective directors, partners, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims or damages (including reasonable legal fees and expenses) to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from the execution by any Lender or Loan Party of this Agreement or any investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to the foregoing or any of the other Senior Subordinated Loan Documents, and the Loan Parties shall reimburse each Lender and each Affiliate thereof and their respective directors, partners, officers, employees and agents, upon demand for any expenses (including legal fees) reasonably incurred in connection with any such investigation or proceeding; but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence, bad faith or willful misconduct of the Person to be indemnified or in connection with disputes exclusively between Lenders.

        (c)        Without limiting any provision of this Fourth Amendment, it is the express intention of the parties hereto that each Person to be indemnified hereunder or thereunder shall be indemnified and held harmless against any and all losses, liabilities, claims or damages: (i) arising out of or resulting from the sole ordinary or contributory negligence of such Person or (ii) imposed upon said party under any theory of strict liability. Without prejudice to the survival of any other obligations of the Loan Parties hereunder and under the other Senior Subordinated Loan Documents, the obligations of the Loan Parties under this Section 6 shall survive the termination of the Senior Subordinated Loan Documents and the other Senior Subordinated Loan Documents and the payment of the Obligations.

        7.        Miscellaneous.

        (a)        Further Assurances. The Loan Parties shall, from time to time at the request of the Lenders holding a majority in interest of the Loans, do all further acts and things as may in the opinion of such Lenders be necessary or advisable to effectuate the transaction and other matters contemplated hereby, including, without limitation, the modification of or amendment to any other agreements, certificates or instruments to which the Loan Parties are a party.

(b) Notices. All notices and other communications given to or made upon any party hereto in connection with this Agreement shall be in accordance with Section 8.6 of the Loan Agreement.

        (c)        Joint and Several Liability. Except as specifically set forth herein, the liability of each Loan Party under this Fourth Amendment and the other agreements in general shall be joint and several, and each reference herein to the Loan Parties shall be deemed to refer to each such Loan Party. In furtherance and not in limitation of Lenders’ rights and remedies hereunder or at law, each Lender may proceed under this Agreement and the other agreements against any one or more of the Loan Parties in their absolute and sole discretion for any of the obligations of the Loan Parties or any other liability or obligation of the Loan Parties arising hereunder.

        (d)        Survival. All representations, warranties, covenants, indemnifications, consents and agreements of the Loan Parties contained herein or made in writing in connection herewith shall survive the execution and delivery of this Fourth Amendment and, except as set forth otherwise herein, shall remain in effect through the date that all amounts due hereunder are paid to Lenders.

        (e)        Entire Agreement. This Fourth Amendment and the instruments to be delivered by the parties pursuant to the provisions hereof constitute the entire agreement between the parties hereto with respect to the subject matter hereof.

        (f)        Counterparts. This Fourth Amendment may be executed in any number of counterparts and by any party hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a counterpart by facsimile shall be deemed to be delivery of an original counterpart hereto.

(g) Captions. Section captions used in this Fourth Amendment are for convenience only, and shall not affect the construction of this Fourth Amendment.

(h) No Further Amendments. Except as specifically amended hereby, the terms and provisions of the Loan Agreement shall remain in full force and effect.

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        IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to Amended and Restated Senior Subordinated Loan Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

WILLIAM BLAIR MEZZANINE CAPITAL FUND III, L.P.
By:	William Blair Mezzanine Capital Partners III, L.L.C., its general partner By: /s/ Terrance M. Shipp —————————————— Name: Terrance M. Shipp —————————————— Title: Managing Director ——————————————

COUNTERPART SIGNATURE PAGE

FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

Emilie D. Wierda Living Trust dated 3/1/94

By:   /s/ Craig Wierda
          ——————————————
Name: Craig Wierda
          ——————————————
Title: Trustee
          ——————————————

/s/ William Beckman
——————————————
William Beckman

/s/ Thomas Wallace
——————————————
Thomas Wallace

COUNTERPART SIGNATURE PAGE

FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

CRAIG WIERDA GRANTOR RETAINED ANNUITY TRUST, DATED JANUARY 31, 1994 By: /s/ Greg Bego —————————————— Greg Bego, Trustee

EMILIE WIERDA GRANTOR RETAINED ANNUITY TRUST, DATED JANUARY 31, 1994 By: /s/ Greg Bego —————————————— Greg Bego, Trustee

COUNTERPART SIGNATURE PAGE

FOURTH AMENDMENT TO AMENDED AND RESTATED SENIOR SUBORDINATED LOAN AGREEMENT

CLARION TECHNOLOGIES, INC. By: /s/ Edmund Walsh —————————————— Name: Edmund Walsh —————————————— Title: CFO ——————————————

CLARION REAL ESTATE, LLC. By: /s/ Edmund Walsh —————————————— Name: Edmund Walsh —————————————— Title: CFO ——————————————